Summary Prospectus January 28, 2024

Brandes International Small Cap Equity Fund

Class / Ticker  Class I BISMX  Class A BISAX  Class C BINCX  Class R6 BISRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Reports to Shareholders, Statement of Additional Information and other information about the Fund online at https://www.brandes.com/us/funds/knowledgecenter/fund-library. You may also obtain this information at no cost by calling 1-800-395-3807 or by e-mail at info@brandesfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brandes International Small Cap Equity Fund (the “International Small Cap Equity Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Small Cap Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in funds within Brandes Investment Trust (“Brandes Funds”). More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 48 of the Prospectus and “Additional Purchase and Redemption Information” on page 65 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)

	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load)	None*	1.00%**	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class R6
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses
Shareholder Servicing Fees	None	0.25%	None	None
Other Expenses(1)	0.16%	0.16%	0.21%	0.16%
Total Other Expenses	0.16%	0.41%	0.21%	0.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.37%	2.12%	1.17%	1.12%
Less: Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	(0.01%)	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2), (3)	1.37%	2.12%	1.16%	1.01%

*

Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

**	A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.
(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)

Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the ratios of expenses (and net expenses) to average net assets provided in the financial highlights, which reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.

(3)

The Advisor has contractually agreed to limit the International Small Cap Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in

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connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 1.00% for Class R6 as percentages of the respective Fund classes’ average daily net assets through January 28, 2025 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

Example

This example is intended to help you compare the costs of investing in the International Small Cap Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$984	$1,282	$2,127
Class C	$315	$664	$1,139	$2,261(1)
Class I	$118	$371	$643	$1,419
Class R6	$103	$345	$606	$1,353

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$215	$664	$1,139	$2,261(1)

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ 10-year cost examples assume that the Class C shares automatically convert to Class A shares on the first day of the ninth year. For additional information, please see the “Terms of the Conversion Feature” section of the Prospectus.

Portfolio Turnover

The International Small Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.77% of the average value of its portfolio.

Principal Investment Strategies

The International Small Cap Equity Fund invests primarily in equity securities of foreign companies with small market capitalizations (market value of publicly traded equity securities). A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets measured at the time of purchase in equity securities of small market capitalization companies located in at least three countries outside the United States. The Fund considers a company to be a small capitalization company if it has a market capitalization of $5 billion or less at the time of purchase. Equity securities include common and preferred stocks, real estate investment trusts (“REITs”), warrants and rights. The Fund will invest in at least three countries outside of the United States. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities of companies with market capitalizations of any size. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the industrials or financial sector.

The International Small Cap Equity Fund may invest in issuers located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI ACWI ex USA Small Cap Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

The International Small Cap Equity Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.

Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the International Small Cap Equity Fund’s investment portfolio. When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of the underlying company’s intrinsic value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches the Advisor’s estimate of the underlying company’s intrinsic value, the Advisor believes that other investments are more attractive, or for other reasons.

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Principal Investment Risks

Because the values of the International Small Cap Equity Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Principal risks of the Fund are as follows:

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

Equity Securities Risk. Equity securities may fluctuate in value more than other asset classes, such as fixed income securities, and may fluctuate in price, sometimes rapidly and unpredictably, based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the Fund’s investments fall, the value of your investment in the Fund will go down.

Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the International Small Cap Equity Fund’s investments in foreign securities.

Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

Value Securities Risk. The International Small Cap Equity Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Advisor may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region. During such periods, the Fund

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may be more susceptible to risks associated with that industry, sector, country or region.

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The International Small Cap Equity Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Management Risk. The Advisor is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Advisor’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Advisor.

Currency Risk. Because the International Small Cap Equity Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by, among other things, supply and demand for raw materials and for products and services. In addition, government regulation, world events, exchange rates and economic conditions, technological developments and product obsolescence, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Real Estate Investment Trusts Risk. The value of REITs and similar REIT-like entities may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Performance

The following performance information shows you how the International Small Cap Equity Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund’s Class I Shares for the past ten years. The table below compares the Fund’s returns over time to a broad-based securities index. The chart and table assume reinvestment of dividends and distributions. Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.brandesfunds.com.

Year-by-Year Total Returns as of December 31, for Class I Shares

Best Quarter	4Q 2020	22.80%
Worst Quarter	1Q 2020	-28.38%

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Average Annual Total Returns For periods ended December 31, 2023

(Returns reflect applicable sales charges)

	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	31.03%	9.62%	4.78%
Class C Shares – Return Before Taxes	36.97%	10.24%	4.84%(1)
Class R6 Shares – Return Before Taxes	39.47%	11.31%	5.73%
Class I Shares – Return Before Taxes	39.26%	11.18%	5.63%
Return After Taxes on Distributions	38.26%	10.61%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares	23.88%	8.86%	4.22%
MSCI ACWI ex USA Small Cap Index(2)	15.66%	7.89%	4.88%
S&P Developed ex-U.S. Small Cap (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	13.47%	6.46%	4.40%

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ average annual total return for the 10-year period assumes that the Class C shares automatically converted to Class A shares 8 years after the start of the period.

(2)

Effective January 28, 2024, the benchmark for the Fund changed from the S&P Developed ex-U.S. Small Cap (Net Dividends) Index to the MSCI ACWI ex USA Small Cap Index to better align the Fund’s benchmark with the Fund’s current portfolio objectives and composition.

Class R6 shares were first offered on June 27, 2016. Performance shown prior to the inception of Class R6 shares reflects the performance of Class I shares restated to reflect Class R6 expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-advantaged accounts such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other Classes will vary.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Luiz G. Sauerbronn	Director, Investments Group, Small Cap Investment Committee Voting Member and International Large Cap Investment Committee Voting Member	2004
Yingbin Chen, CFA	Director, Investments Group, All Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2005
Mark Costa, CFA	Director, Investments Group and Small Cap Investment Committee Voting Member	2010
Bryan Barrett, CFA	Director, Investments Group and SmallCap Investment Committee Voting Member	2021

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

(1)

Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

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(2)

Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information

The International Small Cap Equity Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the International Small Cap Equity Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Section